                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [  ]

     Check the appropriate box:
     [  ] Preliminary Proxy Statement         [  ] Confidential, for Use of the
     [  ] Definitive Proxy Statement               CommissionOnly (as permitted
     [X]  Definitive Additional Materials           by Rule 14a-6(e)(2))
     [  ] Soliciting Material Pursuant to
          Rule 14a-11(c) or Rule 14a-12

                        INTEGRATED CIRCUIT SYSTEMS, INC.
______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

______________________________________________________________________________
      (2) Aggregate number of securities to which transaction applies:

______________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________
      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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     [  ] Fee paid previously with preliminary materials.

______________________________________________________________________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

______________________________________________________________________________
      (2) Form, Schedule or Registration Statement No.:

_______________________________________________________________________________
      (3) Filing Party:

______________________________________________________________________________
      (4) Date Filed:

______________________________________________________________________________

FOR IMMEDIATE RELEASE


                        INTEGRATED CIRCUIT SYSTEMS SAYS
                 ISS RECOMMENDS VOTE FOR MANAGEMENT'S NOMINEES
                               AT ANNUAL MEETING

VALLEY FORGE, PA  December 24, 1998  Integrated Circuit Systems Inc. (Nasdaq:
ICST) today announced that Institutional Shareholder Services Inc. (ISS), the nation's leading institutional shareholder advisory firm, has recommended that shareholders vote FOR management's director nominees on the WHITE proxy card at ICS' Annual Meeting on December 30, 1998.

In its report, ISS noted the following :

   "[T]he appointment of Mr. Gassner as chairman of the board (and his stated mandate) represents a departure from the status quo and does represent a desirable alternative for shareholders."*

   "[T]he new chairman's vision of an expanded and more responsive board that is focused on leveraging the company's proven strengths, in our opinion, offers shareholders a sound choice of leadership and management oversight."*

Rudy Gassner, Chairman-elect of Integrated Circuit Systems, said, "We are very pleased that ISS, with its reputation for advocacy of shareholder interests and sound corporate governance, supports the election of management's slate of director nominees at our Annual Meeting. The current management and Board of Directors have been working diligently to implement a strategic plan focused on increased revenues, improved margins and additional new product introductions, as well as improvements in our corporate governance structure and shareholder communications program. We urge our shareholders to consider ISS' recommendation and vote FOR management's director nominees on the WHITE proxy card today."

ISS also recommended voting against an amendment to ICS' 1997 Equity Compensation Plan. Institutional Shareholder Services, based in Bethesda, Md., is a leading independent advisor to several hundred institutional investors and provides voting recommendations for proxy contests, corporate governance proposals and other shareholder-related issues.

Integrated Circuit Systems Inc. is a manufacturer of integrated circuit products focusing on the design and marketing of mixed signal integrated, circuits for frequency timing, multimedia and data communications applications. The Company is headquartered in Valley Forge, Pennsylvania with a major facility in San Jose, California.

                                     # # #

* Permission to use quotations was neither sought nor obtained

Contacts:
     Dan Katcher/Matt Sherman       Arthur Crozier
     Abernathy MacGregor Frank      Innisfree M&A
     212-371-5999                   212-750-5833

[LETTER TO SHAREHOLDERS]

December 24, 1998


Dear Fellow Shareholder:

Integrated Circuit Systems' Annual Meeting is only a few days away. Your support of the ICS management at the Annual Meeting is very important. Since time is short, I strongly urge you to follow the instructions below and vote FOR management's director nominees by a simple toll-free telephone call.

You should know that Institutional Shareholder Services Inc. (ISS), the nation's leading independent institutional shareholder advisory firm, has recommended that shareholders vote FOR management's director nominees and against the dissident slate proposed by Dr. Stavro Prodromou.

In its report, ISS noted the following* :

   "[T]he appointment of Mr. Gassner as chairman of the board (and his stated mandate) represents a departure from the status quo and does represent a desirable alternative for shareholders."

   "[T]he new chairman's vision of an expanded and more responsive board that is focused on leveraging the company's proven strengths, in our opinion, offers shareholders a sound choice of leadership and management oversight."

Because of the potential delay in the mail during the holiday season, we strongly urge shareholders to vote again by a toll-free telephone call to ensure that your vote is received prior to the Annual Meeting, even if you have recently sent in your WHITE proxy card supporting management's director nominees. Simple instructions to vote by toll-free telephone call follow.

If you have already returned a blue proxy card, you have every right to change your mind. Vote FOR management's nominees by a toll-free telephone call in support of your Directors. Remember, only your latest vote counts.


Very truly yours,


Rudolf Gassner
Chairman-elect of the Board


* Permission to use quotations was neither sought nor obtained. ISS also recommended voting against an amendment to ICS' 1997 Equity Compensation Plan.


If you have any questions, or need any assistance in voting your shares, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-888-750-5834.

               TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT
              OF THE COMPANY ARE AVAILABLE TO ASSIST YOU NOW! ! !

                                 INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight Eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8162, Integrated Circuit Systems, Inc.

3.  State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:
               Name:      <NA.1>
               Broker:    <Broker>
               Control Number:  <ControlNum>
               Number of Shares:  <NumShares>

5.  Give the operator your voting preferences, using the proxy text below.

                              [TEXT OF PROXY CARD]